SUMMARY PROSPECTUS

Lord Abbett Developing Growth Portfolio

MAY 1, 2012

CLASS/TICKER
CLASS VC	NO TICKER

Before you invest, you may want to review the Fund’s prospectus and statement of additional information, which contain more information about the Fund and its risks. You can find the Fund’s prospectus, statement of additional information and other information about the Fund at www.lordabbett.com/seriesfunds. You can also get this information at no cost by calling 888-522-2388 (Option #2) or by sending an email request to literature@lordabbett.com. The current prospectus and statement of additional information dated May 1, 2012, as may be supplemented from time to time, are incorporated by reference into this summary prospectus.

INVESTMENT OBJECTIVE

The Fund’s investment objective is long-term growth of capital.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table does not reflect the fees and expenses of variable annuity contracts or variable life insurance policies (together, “Variable Contracts”). If such fees and expenses were reflected, expenses shown would be higher.

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)

Class	VC Shares

Management Fees	0.75%

Other Expenses	29.22%

Total Annual Fund Operating Expenses	29.97%

Management Fee Waiver and/or Expense Reimbursement(1)	(29.07)%

Total Annual Fund Operating Expenses After Management Fee Waiver and/or Expense Reimbursement(1)	0.90%

(1)

For the period from May 1, 2012 through April 30, 2013, Lord Abbett has contractually agreed to waive all or a portion of its management fee and, if necessary, reimburse the Fund’s other expenses to the extent necessary so that the total net annual operating expenses do not exceed an annual rate of 0.90%. This agreement may be terminated only upon the approval of the Fund’s Board of Directors.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund’s operating expenses remain the same (except that the example takes into account the contractual management fee waiver and expense reimbursement agreement between the Fund and Lord, Abbett & Co. LLC for the term of the agreement). The example does not reflect variable contract expenses, fees, and charges. If these expenses, fees, and charges were included, your costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years

VC Shares	$92	$4,871	$7,561	$10,202

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 173.40% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

To pursue its objective, the Fund invests primarily in the common stocks of companies demonstrating above-average, long-term growth potential. The Fund seeks to identify companies that it believes are strongly positioned in the developing growth phase, which the Fund defines as the period of swift development after a company’s start-up phase when growth occurs at a rate rarely equaled by established companies in their mature years.

Under normal market conditions, the Fund invests at least 65% of its net assets in equity securities of small companies. In selecting investments, the Fund may invest in U.S. and foreign (which may include emerging market) companies. Foreign companies may be traded on U.S. or non-U.S. securities exchanges and may include American Depositary Receipts (“ADRs”). The Fund’s principal investments include the following types of securities and other financial instruments:

SUMMARY – DEVELOPING GROWTH PORTFOLIO

•

Equity securities usually include common stocks, but also may include preferred stocks, convertible securities, and equity interests in trusts, partnerships, and limited liability companies. The Fund also may invest in securities that are tied to the price of stock, including rights and convertible debt securities.

•	Small companies having a market capitalization at the time of purchase that falls within the market capitalization range of companies in the Russell 2000® Index.

•	Growth companies that the Fund believes exhibit faster-than-average gains in earnings and have the potential to continue profit growth at a high level.

The Fund generally will sell a security when the Fund believes the security is less likely to benefit from the current market and economic environment, shows signs of deteriorating fundamentals, or has reached its valuation target, among other reasons. The Fund seeks to remain fully invested in accordance with its investment objective; however, in response to adverse economic, market or other unfavorable conditions, the Fund may invest its assets in a temporary defensive manner.

PRINCIPAL RISKS

As with any investment in a mutual fund, investing in the Fund involves risk, including the risk that you may receive little or no return on your investment. When you redeem your shares, they may be worth more or less than what you paid for them, which means that you may lose a portion or all of the money you invested in the Fund.

The Fund invests primarily in stocks and other equity securities that may experience significant volatility at times and may fall sharply in response to adverse events. Individual securities also may experience dramatic movements in price. In addition to the risks of overall market movements, risks of events affecting a particular industry or sector, and risks that are specific to an individual security, the principal risks of investing in the Fund, which could adversely affect its performance, include:

•

Portfolio Management Risk: If the strategies used and securities selected by the Fund’s portfolio management fail to produce the intended result, the Fund may suffer losses or underperform other funds with the same investment objective or strategies, even in a rising market.

•

Small Company Risk: The Fund invests primarily in equity securities of small companies, which typically involve greater investment risks than larger companies. Small companies may have limited management experience or depth, limited ability to generate or borrow capital needed for growth, and limited products or services or operate in markets that have not yet been

SUMMARY – DEVELOPING GROWTH PORTFOLIO

established. Accordingly, small company securities tend to be more sensitive to changing economic conditions and tend to be more volatile and less liquid than equity securities of larger companies.

•

Growth Investing Risk: The Fund uses a growth investing style, which may be out of favor or may not produce the best results over short or longer time periods. In addition, growth stocks tend to be more volatile than slower-growing value stocks.

•

Foreign Company Risk: The Fund’s investment exposure to foreign (which may include emerging market) companies generally is subject to the risk that the value of securities issued by foreign companies may be adversely affected by political, economic and social volatility, lack of transparency, or inadequate regulatory and accounting standards, inadequate exchange control regulations, foreign taxes, higher transaction and other costs, and delays in settlement. Because the Fund’s limit on foreign securities focuses on where the security is principally traded rather than where the issuer is organized and/or operated, the percentage of the Fund’s assets that is exposed to foreign market risks may exceed the percentage of the Fund’s assets that the Fund considers to represent foreign securities. Emerging market securities generally are more volatile than other foreign securities, and are subject to greater liquidity, regulatory, and political risks.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. For more information on the principal risks of the Fund, please see the “More Information About the Fund – Principal Risks” section in the prospectus.

PERFORMANCE

The table below provides some indication of the risks of investing in the Fund by comparing the Fund’s performance with a broad measure of market performance. Each assumes reinvestment of dividends and distributions. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

The bar chart shows the performance of the Fund’s Class VC shares for the calendar year ended December 31, 2011. This chart does not reflect the sales charges or other expenses of Variable Contracts. If those sales charges and expenses were reflected, returns would be lower.

SUMMARY – DEVELOPING GROWTH PORTFOLIO

Bar Chart (per calendar year) — Class VC Shares

Best Quarter 4th Q ’11 +12.16%	Worst Quarter 3rd Q ’11 -22.58%

The table below shows how the average annual total returns of the Fund compare to the returns of a securities index.

Average Annual Total Returns (for the periods ended December 31, 2011)

Class	1 Year	Life of Class	Inception Date for Performance

Class VC Shares	-2.14%	12.45%	4/30/2010

Index

Russell 2000® Growth Index (reflects no deduction for fees, expenses, or taxes)	-2.91%	6.89%	4/30/2010

MANAGEMENT

Investment Adviser. The Fund’s investment adviser is Lord, Abbett & Co. LLC.

Portfolio Managers. The portfolio managers jointly and primarily responsible for the day-to-day management of the Fund are:

Portfolio Manager/Title	Member of the Investment Management Team Since

F. Thomas O’Halloran, Partner and Director	2010

Arthur K. Weise, Portfolio Manager	2010

SUMMARY – DEVELOPING GROWTH PORTFOLIO

PURCHASE AND SALE OF FUND SHARES

Because the Fund serves as an underlying investment vehicle for Variable Contracts, Fund shares currently are available only to certain insurance company separate accounts at net asset value (“NAV”).

TAX INFORMATION

For information about the federal income tax treatment of Fund distributions to the insurance company separate accounts that hold shares in the Fund, please refer to the prospectus provided by the insurance company for your Variable Contract. Because of the unique tax status of Variable Contracts, you should consult your tax adviser regarding treatment under the federal, state, and local tax rules that apply to you.

PAYMENTS TO INSURANCE COMPANIES AND OTHER FINANCIAL INTERMEDIARIES

The Fund and its related companies may make payments to the sponsoring insurance company, its affiliates, or other financial intermediaries for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary to recommend the Fund over another investment. Ask your individual financial professional or visit your insurance company’s or financial intermediary’s website for more information.

SUMMARY – DEVELOPING GROWTH PORTFOLIO

Investment Company Act File Number: 811-05876

SF-DGP8 (5/12)